August 1, 2016

Dreyfus Institutional Preferred Money Market Funds

- Dreyfus Institutional Preferred Money Market Fund

Supplement to Summary Prospectuses, Prospectuses and Statement of Additional Information

dated August 1, 2016

Effective October 10, 2016 (the Effective Date), the fund will not maintain a stable net asset value (NAV) of $1.00 per share.  The NAV of the fund's shares will be calculated to four decimal places and will "float," meaning the NAV will fluctuate with changes in the values of the fund's portfolio securities, as further described in the prospectuses.  In addition, beginning October 14, 2016, if the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning on the next business day.  If the fund's weekly liquid assets fall below 10% of its total assets, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.  "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business day.  Liquidity fees and redemptions gates are further described in the prospectuses.

Prior to the Effective Date, the fund's securities will continue to be valued at amortized cost, which does not take into account unrealized gains or losses.  As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price.  This valuation method is pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.  Although the fund seeks to preserve the value of an investment at $1.00 per share, it cannot guarantee it will do so.

This Supplement should be retained with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.

IPMMF-STK0816